Offerings - Offering: 1	Aug. 14, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 37,185,554.80
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,135.33
Offering Note	-